SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8 K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 26, 1994




                           SIGNET BANKING CORPORATION
             (Exact name of registrant as specified in its charter)



      Virginia                       1-6505                   54-6037910
(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)




             7 North Eighth Street, Richmond, Virginia                 23219
             (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code 804 747-2000


                                 Not Applicable
             Former name, former address and former fiscal year, if
                           changed since last report

             ITEM 5. Other Events.

                 On July 26, 1994, the board of directors of Signet Banking
             Corporation (the "Corporation") approved the transfer of designated assets and liabilities of Signet Bank/Virginia's credit card division to OakStone Bank, a newly chartered limited purpose Virginia state member credit card bank which will, in conjunction with this transfer, become a wholly-owned subsidiary of OakStone Financial Corporation, a wholly-owned subsidiary of the Corporation (the "Separation"); concurrently with the Separation shares of common stock, par value $.01 per share, of OakStone Financial Corporation (the "Common Stock") representing up to 19.9% of the outstanding shares of such stock will be offered in a global offering (the "Offerings"); and, subject to the satisfaction of certain conditions, on the first business day that is at least 90 days after the consummation of the Offerings, or on a date as soon as practicable thereafter that such conditions thereto have been satisfied, the Corporation intends to distribute all of the Common Stock it holds to its stockholders in a tax-free distribution.

             ITEM 7. Financial Statements, Pro Forma Financial
             Information and Exhibits.

                     (b) The following pro forma financial information is being filed herewith:

                    (1) Pro Forma Unaudited Consolidated Condensed Statement of
             Income for the three months ended March 31, 1994.

                    (2) Pro Forma Unaudited Consolidated Condensed Statement of
             Income for the year ended December 31, 1993.

                    (3) Pro Forma Unaudited Consolidated Condensed Balance Sheet
             as of March 31, 1994.

                    (c) Exhibits.

                        1. News release dated July 27, 1994.

                                   SIGNATURE




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SIGNET BANKING CORPORATION
                                                      (Registrant)


     Date:  July 27, 1994      /s/ D. S. Norris
                               D. S. Norris
                               Executive Vice President and Controller
                               (Chief Accounting Officer)

             Item 7.(b). Pro Forma Financial Information


                   The following tables present (i) the historical consolidated condensed statements of income for the three months ended March 31, 1994 (unaudited) and the year ended December 31, 1993, and the unaudited historical consolidated condensed balance sheet as of March 31, 1994, for Signet Banking Corporation and Subsidiaries
             (the "Corporation) and (ii)   the  unaudited   pro  forma
             consolidated condensed statements of income for the three months ended March 31, 1994 and the year ended December 31, 1993, and the unaudited pro forma consolidated condensed balance sheet as of March 31, 1994 for the Corporation giving effect to the Pro Forma
             Adjustments  described below.    The pro  forma consolidated
             condensed statements of income were prepared assuming that the Pro Forma Adjustments had occurred January 1, 1993. The pro forma consolidated condensed balance sheet was prepared assuming that the Pro Forma Adjustments had occurred March 31, 1994.

                    The pro forma consolidated condensed financial statements
             presented below do not purport to represent what the results of operations or financial position would actually have been if the Pro Forma Adjustments had occurred on the dates referred to above or to be indicative of the future results of operations or
             financial position  of the Corporation.    The Pro  Forma
             Adjustments are based upon available information and certain assumptions that the Corporation believes are reasonable.

             Item 7.(b).1.


Signet Banking Corporation and Subsidiaries
Pro Forma Unaudited Consolidated Condensed Statement of Income
Three Months Ended March 31, 1994
(in thousands - except per share)


                                     Signet                      Signet
                                    Banking                      Banking
                                   Corporation    Pro Forma     Corporation
                                   Historical    Adjustments     Pro Forma

      Interest income:
      Loans, including fees        $134,164     $(52,697)(1)    $81,467

      Investment securities           4,781                       4,781
      Other                          50,690       (7,875)(1)     42,815
      Total interest                189,635      (60,572)       129,063
       income


      Interest expense:

      Interest on deposits          42,273        (1,153)(1)     41,120
      Short-term borrowings         16,280        (16,280)(1)
      Long-term borrowings           3,866                        3,866
      Total interest expense        62,419        (17,433)       44,986


      Net interest income          127,216        (43,139)       84,077

      Provision for loan losses      5,499         (7,982)(1)    (2,483)

      Net interest income after
       provision for loan losses   121,717        (35,157)       86,560

      Non-interest income          128,363        (87,664)(1)    40,699
      Non-interest expense         172,109        (68,774)(1)   103,335

      Income before income taxes    77,971        (54,047)       23,924

      Applicable income taxes       24,858        (18,917)(2)     5,941
      Net income                   $53,113       $(35,130)      $17,983


      Earnings per common            $0.93                        $0.31
       share

      Cash dividends declared
        declared per share            0.25                        0.25
      Average common shares
       outstanding                  57,247                      57,247

             Item 7.(b).2.


Signet Banking Corporation and Subsidiaries
Pro Forma Unaudited Consolidated Condensed Statement of Income
Year Ended December 31, 1993
(in thousands - except per share)


                                     Signet                      Signet
                                    Banking                     Banking
                                   Corporation    Pro Forma     Corporation
                                   Historical    Adjustments    Pro Forma

          Interest income:
            Loans, including fees   $552,071     $(223,594)(1)   $328,477

            Investment securities    114,928                      114,928
             securities

            Other                    136,726       (36,263)(1)    100,463
            Total interest income    803,725      (259,857)       543,868

            Interest expense:

            Interest on deposits     168,197                      168,197

            Short-term borrowings     89,507       (67,994)(1)     21,513

            Long-term borrowings      16,681                       16,681

            Total interest expense   274,385       (67,994)       206,391

            Net interest income      529,340      (191,863)       337,477

            Provision for loan
             losses                   47,286       (34,030)(1)     13,256

            Net interest income
             after provision for
             loan losses             482,054      (157,833)       324,221

            Non-interest income      365,436      (194,825)(1)    170,611
            Non-interest expense     598,316      (181,804)(1)    416,512
            Income before income     249,174      (170,854)        78,320
             taxes
            Applicable income
             taxes                    74,760       (60,369)(2)     14,391
            Net income              $174,414     $(110,485)       $63,929

            Earnings per common        $3.06                        $1.12
             share

            Cash dividends
             declared per share         0.80                         0.80

            Average common
             shares outstanding       56,920                       56,920

             Item 7.(b).1. and 2.


             Signet Banking Corporation and Subsidiaries
             Pro Forma Unaudited Consolidated Condensed Statements of Income Pro Forma Adjustments
             (in thousands)



             1) The pro forma consolidated condensed income statements reflect the reduction of income and expenses related to the designated assets and liabilities of the Corporation's credit card division had the distribution of all of the common stock in OakStone Financial Corporation occurred for the periods presented.


             2) The pro forma consolidated condensed income statements reflect the net effects of the Pro Forma Adjustments at the federal statutory rate of 35% for the periods presented.

             Item 7.(b).3.


    Signet Banking Corporation and Subsidiaries
    Pro Forma Unaudited Consolidated Condensed Balance Sheet
    March 31, 1994
    (in thousands)

                                       Signet Banking                        Signet Banking
                                        Corporation            Pro Forma       Corporation
                                         Historical            Adjustments      Pro Forma
     Assets
        Cash and due from banks         $  502,040            $     (362)(1)    $501,678
        Interest bearing deposits
         with other banks                  217,430                               217,430

        Federal funds sold and
         securities purchased
         under resale
         agreements                        728,735                               728,735

        Securities available for
         sale                            1,637,359                             1,637,359

        Credit card loans held for
         securitization                  1,000,000            (1,000,000)(1)

        Loans held for sale                241,312                               241,312

        Trading account securities         262,944                               262,944
        Investment securities              232,393                               232,393

        Gross loans                      6,028,232            (1,649,005)(1)   4,379,227
        Less:  Unearned income             (53,494)                              (53,494)
        Allowance for loan losses         (250,477)               63,516 (1)    (186,961)
        Net loans                        5,724,261            (1,585,489)(1)   4,138,772
        Premises and equipment (net)       232,267               (36,231)(1)     174,660
                                                                 (21,376)(3)
        Interest receivable                 92,951               (10,349)(1)      82,602
        Other assets                       657,883              (187,982)(1)     469,901
        Total assets                   $11,529,575           $(2,841,789)     $8,687,786


        Liabilities
        Deposits                        $7,934,684          $   (496,581)     $7,438,103

        Short-term borrowings            2,101,941            (2,101,941)(1)
        Long-term borrowings               254,124                               254,124

        Interest payable                    35,490                                35,490
        Other liabilities                  185,403               (46,195)(1)     139,208

        Total liabilities               10,511,642            (2,644,717)      7,866,925

        Stockholders' equity             1,017,933              (197,072)(2)     820,861

        Total liabilities and          $11,529,575           $(2,841,789)     $8,687,786
         stockholders' equity

             Item 7.(b).3.


             Signet Banking Corporation and Subsidiaries
             Pro Forma Unaudited Consolidated Condensed Balance Sheet Pro Forma Adjustments
             (in thousands)


             1) The pro forma consolidated condensed balance sheet
                reflects the reduction of the designated assets and liabilities of the Corporation's credit card division had the distribution of all of the common stock of OakStone Financial Corporation occurred at the balance sheet date.

             (2)The pro forma consolidated condensed balance sheet
                reflects the reduction of stockholders' equity designated to be transferred to OakStone Financial Corporation as of the balance sheet date.

             (3)The pro forma consolidated condensed balance
                sheet reflects, at the balance sheet date, the transfer of ownership of an operations building in Richmond, Virginia that OakStone Financial Corporation will use for future operations. Pursuant to a separation agreement, such building will be transferred to OakStone Financial Corporation at net book value upon consummation of the Separation and Offering.